Investment properties (Tables)	12 Months Ended
Jun. 30, 2018
Disclosure of detailed information about investment property [abstract]
Schedule of investment properties

The following table shows the Group’s hierarchy of fair values per investment property category and the changes in the investment property’s balances for the fiscal years ended June 30, 2018 and 2017:

	Shopping malls	Office and other rental properties	Undeveloped parcels of land	Properties under development	Others (*)	Total

Fair value hierarchy	3	2	2	2	3
Fair value as of 06.30.16	26,425,132	4,446,294	1,355,500	7,170	-	32,234,096
Additions	100,002	466,332	5,539	107,194	-	679,067
Capitalization of financial costs (Note 27)	-	-	-	2,310	-	2,310
Capitalized lease costs	1,397	3,349	-	20,052	-	24,798
Depreciation of capitalized lease costs (i)	(636)	(1,366)	-	-	-	(2,002)
Transfers	-	(80,160)	(330,366)	410,526	-	-
Transfer to trading properties (Note 11)	(13,617)	-	-	-	-	(13,617)
Disposals	-	(141,183)	-	-	-	(141,183)
Net gain from fair value adjustment on investment properties (ii)	2,048,501	905,487	128,022	51,403	-	3,133,413
Fair value as of 06.30.17	28,560,779	5,598,753	1,158,695	598,655	-	35,916,882
Additions	106,901	504	256,505	982,760	-	1,346,670
Incorporation as result of business combination (Note 15)	-	-	-	-	106,795	106,795
Capitalization of financial costs (Note 27)	-	-	-	14,385	-	14,385
Capitalized lease costs	12,930	3,940	-	1,290	-	18,160
Depreciation of capitalized lease costs (i)	(1,961)	(2,479)	-	-	-	(4,440)
Transfers	343	-	-	(343)	-	-
Transfer to property plant and equipment (Note10)	-	(3,026)	-	-	-	(3,026)
Disposals	(1,250)	(29,482)	-	-	-	(30,732)
Net gain from fair value adjustment on investment properties(iiI)	11,200,624	4,060,764	979,377	403,772	45,580	16,690,117
Fair value as of 06.30.18	39,878,366	9,628,974	2,394,577	2,000,519	152,375	54,054,811

(i)    As of June 30, 2018 and 2017 depreciation charges were included in “Costs” in the amount of Ps 4,440 and Ps. 2,002, respectively, in the statement of comprehensive income (Note 25)

(ii)   For fiscal year 2017 the increase in the value of our investment properties as measured in Pesos was primarily due to: (i) a 16 basis points decrease in the discount rate applied in calculating the discounted cash flows appraisal method to appraise our shopping mall properties that resulted in increases in value, mainly as a result of macroeconomic improvements that led to a decrease in the cost of capital; and (ii) the Peso depreciated by approximately 11% against the U.S. dollar. The value of our offices properties is booked in U.S. dollars per accepted practice in the Argentine real estate. The appraised values of our shopping mall properties increased 8.1% during fiscal 2017 largely due to a decreased in our capital cost. The appraised value of our office buildings increased 40.3% in fiscal 2017 largely as a result of the impact of the depreciation of the Peso and higher rental rates during the period.

(iii)   For fiscal year 2018 the net impact in the peso values of the Company’s properties was primarily a consequence of the change in the macroeconomic conditions: (i) depreciation of Argentine peso of 73% against the U.S. dollar; (ii) an increase in the projected inflation rate, with the resulting increase in the cash flow of revenues of shopping malls; (iii) an increase of 44 basis points in the discount rate; and (iv) an additional effect due to in the income tax rate used in the methodology applied to value discounted cash flows; such amendment was set forth by the fiscal reform recently approved (See note 20). The values of our shopping mall properties increased 40.4% during the fiscal year ended June 30, 2018, largely due to the change in the applicable income tax rate and the impact of the depreciation of the peso, partially offset by an increase in the discount rate. The value of our office buildings increased 85.7% during the fiscal year ended June 30, 2018 largely as a result of the impact of the depreciation of the peso and higher rental rates for our properties.

(*)        Corresponds to the DirectTV Arena Stadium.

Schedule of fair value measurements of investment properties

The following table presents information regarding the fair value measurements of investment properties using significant unobservable inputs (Level 3):

June 30, 2018

Property type	Valuation technique	Discount rate	Growth rate
Shopping Malls	Discounted cash flow	9.79%	3%

For the next 5 years the Group considered an average exchange rate Ps./USD with increasing trend that begins at Ps. 19.51 (corresponding to the year ended June 30, 2018) and ends at Ps. 49.05. Over the long term, the model assumes a nominal depreciation rate of the peso of 5.6%, estimated based on the projected inflation rates of Argentina and US. The inflation considered shows a decreasing trend, beginning at 25% (corresponding to the year ended June 30, 2018) and leveling off at around 8% in 10 years. The premises were determinated of the closing date of the fiscal year.

June 30, 2017

Property type	Valuation technique	Discount rate	Growth rate
Shopping Malls	Discounted cash flow	9.35%	3%

For the next 5 years the Group considered an average exchange rate Ps./USD with increasing trend that begins at Ps. 15.45 (corresponding to the year ended June 30, 2017) and ends at Ps. 27.66. Over the long term, the model assumes a nominal depreciation rate of the peso of 5.5%, estimated based on the projected inflation rates of Argentina and US. The inflation considered shows a decreasing trend, beginning at 31% (corresponding to the year ended June 30, 2017) and leveling off at around 8% in 10 years.

Schedule of sensitivity of unobservable assumptions

Sensitivity of unobservable assumptions - Shopping malls (in millions of pesos):

	Discount rate + 1%	Discount rate -1%	Growth rate + 1%	Growth rate - 1%	Inflation + 10% (1)	Inflation - 10% (2)	Devaluation rate + 10% (3)	Devaluation rate - 10% (4)
2018	(5,046)	6,796	3,104	(2,307)	4,035	(3,643)	(3,575)	4,369
2017	(3,948)	5,445	2,464	(1,794)	2,684	(2,425)	(2,565)	3,135

(1) assume a 10% higher inflation rate for each period vis-a-vis projected rates.

(2) assume a 10% lower inflation rate for each period vis-a-vis projected rates.

(3) assume a 10% higher exchange rate for each period vis-a-vis projected rates.

(4) assume a 10% lower exchange rate for each period vis-a-vis projected rates.

Schedule of recognized in the statements of comprehensive income

The following amounts have been recognized in the statements of comprehensive income:

	06.30.18	06.30.17	06.30.16
Revenues from rental and services (Note 24)	4,128,454	3,409,292	2,672,701
Expenses and collective promotion fund (Note 24)	1,717,000	1,488,187	1,183,627
Rental and services costs (Note 25)	(2,120,715)	(1,874,392)	(1,454,409)
Net unrealized gain from fair value adjustment on investment properties	16,669,347	3,068,248	16,919,859
Net realized gain from fair value adjustment on investment properties	20,770	65,165	172,544

Schedule of net book value of mortgaged properties

The net book value of those properties as of June 30, 2018 and 2017 is as follows:

	06.30.18	06.30.17
Córdoba Shopping (i)	1,112,547	759,103
Total	1,112,547	759,103

(i)	A portion of the Córdoba Shopping mall property is encumbered with an antichresis right as collateral for an advance rent received from NAI International II Inc. amounting to Ps. 9.6 million and Ps. 12.2 million, as of June 30, 2018 and 2017, respectively, (included in “Trade and other payables” in the statement of financial position).